UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 22, 2016

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The Registrant’s press release dated January 28, 2016, announcing financial results for the quarter ended December 31, 2015 is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Capitol Federal Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders on January 26, 2016 (the “Annual Meeting”). Holders of record of the Company’s common stock at the close of business on December 4, 2015 were entitled to vote on three items at the Annual Meeting. Stockholders elected John B. Dicus, James G. Morris, and Jeffrey R. Thompson each to a three-year term as director. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting. The stockholders also ratified the appointment of Deloitte & Touche, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2016. The final voting results of each item are set forth below.

	Number of Votes
	For	Withheld	Broker Non-Votes
Proposal 1.
Election of the following directors for the terms indicated:
John B. Dicus (three years)	101,789,824	4,703,373	22,405,617
James G. Morris (three years)	103,772,691	2,720,506	22,405,617
Jeffrey R. Thompson (three years)	102,941,706	3,551,490	22,405,617

The following directors had their term of office continue after the meeting:
Jeffrey M. Johnson
Michael T. McCoy, M.D.
Marilyn S. Ward
Morris J. Huey, II
Reginald L. Robinson

	Number of Votes
	For	Against	Abstained	Broker Non-Votes
Proposal 2.
Stockholder approval, on advisory basis, of executive compensation	104,160,666	1,745,344	576,953	22,415,624

Proposal 3.
Ratification of Deloitte & Touche LLP as independent auditors	127,327,234	1,137,356	433,997	—

ITEM 7.01 REGULATION FD DISCLOSURE
On January 22, 2016, the Company issued the press release attached hereto as Exhibit 99.1(a) and incorporated herein by reference announcing the availability of the Company’s Annual Meeting presentation on the Company’s website at 10:00 a.m. central time on January 26, 2016. Attached hereto as Exhibit 99.1(b) and incorporated herein by reference are the slides from the Company’s presentation at the Annual Meeting.

On January 26, 2016, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing a cash dividend of $0.085 per share, payable on February 19, 2016 to holders of record of the Company’s common stock as of the close of business on February 5, 2016.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit 99.1(a) – Press release announcing availability of Annual Meeting presentation dated January 22, 2016
Exhibit 99.1(b) – Annual Meeting slide presentation
Exhibit 99.2 – Press release announcing dividend dated January 26, 2016
Exhibit 99.3 – Press release announcing earnings dated January 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: January 28, 2016	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer